UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 4, 2011

EMERGENCY MEDICAL SERVICES CORPORATION

EMERGENCY MEDICAL SERVICES L.P.

(Exact name of each registrant as specified in its charter)

Delaware	001-32701 333-127115	20-3738384 20-2076535
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado (Address of principal executive offices)	80111 (Zip Code)

(303) 495-1200
(Registrants’ telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02  Results of Operations and Financial Condition.

As previously reported, Emergency Medical Services Corporation (“EMSC” or the “Company”) has entered into an Agreement and Plan of Merger, dated as of February 13, 2011 (the “Merger Agreement”), with CDRT Acquisition Corporation and CDRT Merger Sub, Inc., a wholly-owned subsidiary of CDRT Acquisition Corporation, pursuant to which (and subject to the conditions set forth therein) CDRT Merger Sub, Inc. will merge with and into the Company, with the Company as the surviving corporation and a wholly-owned subsidiary of CDRT Acquisition Corporation.

In connection with the transactions contemplated by the Merger Agreement, the Company intends to provide potential financing sources with an information memorandum containing certain unaudited Pro Forma Adjusted EBITDA information for the year ended December 31, 2010, which has not been previously reported by EMSC.  Such information is contained in Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Item 2.02 and in Item 9.01 to this report will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will be deemed to be incorporated by reference into the Company’s Schedule 14A, as amended, initially filed with the Securities and Exchange Commission on March 1, 2011.

Non-GAAP Measures

Included in this report are presentations of Reported Adjusted EBITDA, which is defined as net income before equity in earnings of unconsolidated subsidiary, income tax expense, loss on early debt extinguishment, interest and other income, realized gain on investments, interest expense, and depreciation and amortization, and Pro Forma Adjusted EBITDA, which is Reported Adjusted EBITDA as further adjusted for specified items as well as to reflect the transactions contemplated by the Merger Agreement.  Reported Adjusted EBITDA is commonly used by management and investors as a performance measure and liquidity indicator.  Reported Adjusted EBITDA and Pro Forma Adjusted EBITDA are not considered measures of financial performance under U.S. generally accepted accounting principles (“GAAP”), and the items excluded therefrom are significant components in understanding and assessing our financial performance.  Reported Adjusted EBITDA and Pro Forma Adjusted EBITDA should not be considered in isolation or as an alternative to GAAP measures such as net income, cash flows provided by or used in operating, investing or financing activities or other financial statement data presented in our consolidated financial statements as an indicator of financial performance or liquidity.  Reconciliations of Reported Adjusted EBITDA and Pro Forma Adjusted EBITDA for the year ended December 31, 2010 are provided in this report.  Since Reported Adjusted EBITDA and Pro Forma Adjusted EBITDA are not measures determined in accordance with GAAP and are susceptible to varying calculations, these measures, as presented, may not be comparable to other similarly titled measures of other companies.

Forward-Looking Statements

Certain statements and information in this report may be deemed to be “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995.  Forward-looking statements may include, but are not limited to, statements relating to our objectives, plans and strategies, and all statements (other than statements of historical facts) that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future.  Any forward-looking statements herein are made as of the date of this report, and EMSC undertakes no duty to update or revise any such statements.  Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties.  Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are described in EMSC’s filings with the Securities and Exchange Commission from time to time, including in the section entitled “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and subsequent periodic reports.  Among the factors that could cause future results to differ materially from those provided herein are:  the impact on our revenue of changes in transport volume, mix of insured and uninsured patients, and third party and reimbursement rates and methods; the adequacy of our insurance coverage and insurance reserves; potential penalties or changes to our operations if we fail to comply with extensive and complex government regulation of our industry; the impact of changes in the healthcare industry; our ability to recruit and retain qualified physicians and other healthcare professionals, and enforce our noncompete agreements with our physicians; our ability to generate cash flow to service our debt obligations; the cost of capital expenditures to maintain and upgrade our vehicle fleet and medical equipment; the loss of one or more members of our senior management team; the outcome of government investigations of certain of our business practices; our ability to successfully restructure our operations to comply with future changes in government regulation; the loss of existing contracts and the accuracy of our assessment of costs under new contracts; the high level of competition in our industry; our ability to maintain or implement complex information systems; our ability to implement our business strategy; our ability to successfully integrate strategic acquisitions; our ability to comply with the terms of our settlement agreements with the government; and the risk that the benefits from the transactions contemplated by the Merger Agreement may not be fully realized or may take longer to realize than expected.

Section 8 — Other Events

Item 8.01  Other Events.

On April 1, 2011, Emergency Medical Services Corporation’s EmCare segment acquired all the capital stock of BestPractices, Inc., an emergency department staffing and management company based in Virginia.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Pro Forma Adjusted EBITDA Reconciliation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES CORPORATION
(Registrant)

April 4, 2011	By:	/s/ Craig A. Wilson
Craig A. Wilson
Senior Vice President and General Counsel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES, L.P.
(Registrant)

		By:	Emergency Medical Services Corporation, its General Partner

April 4, 2011	By:	/s/ Craig A. Wilson
Craig A. Wilson
Senior Vice President and General Counsel